Exhibit 99.2

2 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 03 COMPANY INFORMATION 04 OVERVIEW 05 PORTFOLIO Triple-Net Portfolio Same Store Triple-Net Portfolio Top 10 Relationships and COVID-19 Mitigation Summary Senior Housing - Managed Portfolio Loans and Other Investments | Development Pipeline NOI Concentrations Geographic Concentrations Lease Expirations 14 INVESTMENT ACTIVITY Summary Recent 17 CAPITALIZATION Overview Indebtedness Debt Maturity Credit Metrics and Ratings 21 FINANCIAL INFORMATION 2021 Outlook Condensed Consolidated Financial Statements - Statements of (Loss) Income Condensed Consolidated Financial Statements - Balance Sheets Condensed Consolidated Financial Statements - Statements of Cash Flows FFO, Normalized FFO, AFFO and Normalized AFFO Components of Net Asset Value (NAV) 27 APPENDIX Disclaimer Reporting Definitions Discussion and Reconciliation of Certain Non-GAAP Financial Measures: http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap CONTENT

3 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 SENIOR MANAGEMENT Rick Matros Harold Andrews Jr. Talya Nevo-Hacohen Chairman of the Board, President Executive Vice President, Chief Executive Vice President, Chief and Chief Executive Officer Financial Officer and Secretary Investment Officer and Treasurer Michael Costa Executive Vice President - Finance, Chief Accounting Officer BOARD OF DIRECTORS Rick Matros Ronald Geary Jeffrey Malehorn Chairman of the Board, President Director Director and Chief Executive Officer Craig Barbarosh Lynne Katzmann Clifton Porter II Director Director Director Katie Cusack Ann Kono Director Director Michael Foster Raymond Lewis Lead Independent Director Director CONTACT INFORMATION Sabra Health Care REIT, Inc. Transfer Agent 18500 Von Karman Avenue American Stock Transfer Suite 550 and Trust Company Irvine, CA 92612 6201 15th Avenue 888.393.8248 Brooklyn, NY 11219 sabrahealth.com COMPANY INFORMATION

4 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 Financial Metrics Dollars in thousands, except per share data June 30, 2021 Three Months Ended Six Months Ended Revenues $ 152,932 $ 305,297 Net operating income (1) 121,349 242,689 Cash net operating income (1) 115,958 231,200 Diluted per share data: EPS $ (0.61) $ (0.46) FFO 0.39 0.78 Normalized FFO 0.41 0.81 AFFO 0.39 0.77 Normalized AFFO 0.40 0.79 Dividends per common share 0.30 0.60 Capitalization and Market Facts Key Credit Metrics (2) June 30, 2021 June 30, 2021 Common shares outstanding 220.8 million Net Debt to Adjusted EBITDA 4.75x Common equity Market Capitalization $4.0 billion Interest Coverage 5.20x Consolidated Debt $2.3 billion Fixed Charge Coverage Ratio 5.03x Consolidated Enterprise Value $6.2 billion Total Debt/Asset Value 33 % Secured Debt/Asset Value 1 % Common stock closing price $18.20 Unencumbered Assets/Unsecured Debt 300 % Common stock 52-week range $12.86 - $18.95 Common stock ticker symbol SBRA Portfolio (3) Dollars in thousands As of June 30, 2021 Property Count Investment Beds/Units Occupancy Percentage (4) Investment in Real Estate Properties, gross Triple-Net Portfolio: Skilled Nursing / Transitional Care 283 $ 3,631,838 31,321 72.0 % Senior Housing - Leased 62 705,048 4,147 78.5 Specialty Hospitals and Other 29 687,494 1,228 81.9 Total Triple-Net Portfolio 374 5,024,380 36,696 Senior Housing - Managed 49 1,008,080 5,140 77.3 Consolidated Equity Investments 423 6,032,460 41,836 Investment in Sales-Type Lease, net 1 25,116 Investments in Loans Receivable, gross (5) 18 56,046 Preferred Equity Investments, gross (6) 7 49,297 Includes 75 relationships in 41 U.S. states and CanadaTotal Investments 449 $ 6,162,919 (1) Balance includes $0.5 million of Grant Income for each of the three and six months ended June 30, 2021 and $1.5 million and $4.2 million of COVID-19 Pandemic Expenses for the three and six months ended June 30, 2021, respectively. (2) See page 20 of this supplement for important information about these credit metrics. (3) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (4) Occupancy Percentage is presented for the trailing twelve month period and one quarter in arrears, except for our Senior Housing - Managed portfolio, which is presented for the current period on a trailing three month basis. (5) One of our investments in loans receivable contains a purchase option on one Senior Housing development with 21 units. (6) Our preferred equity investments include investments in entities owning six Senior Housing developments with an aggregate of 812 units and one Skilled Nursing/Transitional Care development with 120 beds. OVERVIEW

5 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 Senior Housing - Leased Number of Properties 62 65 65 64 65 Number of Units 4,147 4,217 4,282 4,242 4,290 Cash NOI $ 12,561 $ 12,541 $ 11,966 $ 11,975 $ 13,046 Occupancy 78.5% 81.0% 83.1% 85.1% 86.3 % Triple-Net Portfolio — Operating Statistics (2) Dollars in thousands 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Skilled Nursing/Transitional Care Number of Properties 283 285 287 287 290 Number of Beds 31,321 31,533 31,761 32,019 32,516 Cash NOI $ 74,387 $ 76,195 $ 74,571 $ 78,047 $ 75,011 Occupancy 72.0% 74.9% 77.3% 80.0% 82.1 % Skilled Mix 40.0% 39.6% 39.5% 39.0% 39.0 % Specialty Hospitals and Other Number of Properties 29 28 27 27 25 Number of Beds 1,228 1,228 1,092 1,193 1,193 Cash NOI $ 13,946 $ 13,826 $ 13,317 $ 13,277 $ 13,164 Occupancy 81.9% 77.3% 75.3% 72.7% 70.7 % PORTFOLIO Triple-Net Portfolio (1) Triple-Net Portfolio Dollars in thousands As of June 30, 2021 Skilled Nursing/ Transitional Care Senior Housing - Leased Specialty Hospitals and Other Total Number of Properties 283 62 29 374 Number of Beds/Units 31,321 4,147 1,228 36,696 Investment $ 3,631,838 $ 705,048 $ 687,494 $ 5,024,380 (1) All metrics, except Cash NOI, exclude properties held for sale as of the end of the respective period. (2) Occupancy Percentage and Skilled Mix (together, “Operating Statistics”) and EBITDARM Coverage for each period presented include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage and Operating Statistics exclude assets acquired after March 31, 2021. Triple-Net Portfolio — EBITDARM Coverage (2) 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Skilled Nursing/Transitional Care 1.99x 1.99x 1.93x 1.84x 1.66x Specialty Hospitals and Other 3.91x 3.67x 3.55x 3.38x 3.31x Aggregate Acute/Post Acute and Other 2.27x 2.25x 2.17x 2.07x 1.91x Senior Housing - Leased 1.12x 1.23x 1.25x 1.31x 1.38x

6 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Same Store Triple-Net Portfolio (1) (1) Excludes three real estate properties held for sale as of the end of the current period. (2) Same store triple-net portfolio includes all facilities held for investment for the full period in both comparison periods. (3) Same store EBITDARM Coverage and Operating Statistics are presented for the twelve months ended at the end of the respective period and one quarter in arrears for Stabilized Facilities owned for the full period in both comparison periods. Same Store Triple-Net Portfolio (2) Dollars in thousands Number of Properties Number of Beds/Units Cash NOI 2Q 2021 1Q 2021 2Q 2021 1Q 2021 Skilled Nursing/Transitional Care 282 31,321 31,321 $ 74,300 $ 75,881 Senior Housing - Leased 62 4,147 4,147 $ 12,561 $ 12,541 Specialty Hospitals and Other 27 1,228 1,228 $ 13,911 $ 13,748 Same Store Triple-Net Portfolio — EBITDARM Coverage (3) 2Q 2021 1Q 2021 Skilled Nursing/Transitional Care 2.00x 2.00x Specialty Hospitals and Other 4.10x 3.93x Aggregate Acute/Post Acute and Other 2.30x 2.28x Senior Housing - Leased 1.12x 1.24x Same Store Triple-Net Portfolio — Operating Statistics (3) Occupancy Skilled Mix 2Q 2021 1Q 2021 2Q 2021 1Q 2021 Skilled Nursing/Transitional Care 71.8% 74.8% 40.2% 39.9 % Senior Housing - Leased 79.1% 81.5 % N/A N/A Specialty Hospitals and Other 79.9% 79.1 % N/A N/A

7 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Top 10 Relationships and COVID-19 Mitigation Summary (1) Top 10 Relationships Tenant/Borrower Credit Exposure Senior Housing - Managed Operator Exposure As of June 30, 2021 (2) EBITDARM Coverage Twelve Months Ended (3) As of June 30, 2021 (2) COVID-19 Mitigation Sources Relationship Primary Facility Type Number of Sabra Investments % of Annualized Cash NOI June 30, 2021 March 31, 2021 Number of Sabra Investments % of Annualized Cash NOI PRF Suspension of Medicare Sequestration FMAP AAMP Employer Payroll Tax Delay PPP Avamere Family of Companies Skilled Nursing   28 9.3% 1.54x 1.53x — — ü ü ü ü ü North American Healthcare Skilled Nursing 24 7.9% 1.61x 1.75x — — ü ü ü ü ü N/A Signature Healthcare Skilled Nursing 45 7.9% 1.91x 1.84x — — ü ü ü ü ü N/A Cadia Healthcare (4) Skilled Nursing 10 7.6% 1.64x 1.78x — — ü ü ü N/A Signature Behavioral (5) Behavioral Hospitals 6 7.1% 1.94x 1.77x — — ü ü ü N/A Genesis Healthcare, Inc. (6) Skilled Nursing 8 4.6% 1.04x 1.27x — — ü ü ü ü ü N/A Holiday AL Holdings LP Independent Living — — N/A N/A 22 4.2% ü N/A Healthmark Group Skilled Nursing 20 3.6% 2.10x 1.99x — — ü ü ü ü ü The McGuire Group Skilled Nursing 7 3.3% 2.53x 2.44x — — ü ü ü ü ü N/A CommuniCare Skilled Nursing 14 3.3% 2.22x 2.26x — — ü ü ü ü N/A 162 54.6% 1.80x 1.80x 22 4.2 % Remaining 65 relationships 238 36.9% 2.63x 2.61x 27 4.3% 400 91.5% 2.13x 2.12x 49 8.5% (1) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) Consists of our direct investments. (3) EBITDARM Coverage is presented for Stabilized Facilities operated by the applicable tenant and is presented one quarter in arrears. (4) EBITDARM Coverage excludes one non-stabilized facility representing 1.2% of Annualized Cash NOI. (5) EBITDARM Coverage excludes one non-stabilized facility representing 0.9% of Annualized Cash NOI. COVID-19 Mitigation Summary (7) Mitigation Source Mitigates EBITDARM Reductions Description Estimated Available (All Sabra Relationships) PRF Yes The CARES Act has, to date, appropriated $178 billion to the Provider Relief Fund (“PRF”) for hospitals and other health care providers nationwide to prevent, prepare for and respond to COVID-19, with such amount to be distributed through grants and other payment mechanisms. Thus far, approximately $145 billion of such appropriated amount has been funded, or made available for funding, through three phases of general distributions, various targeted distributions and certain performance-based incentive payments. However, some portion of the previously distributed funds has reportedly been returned by certain health care provider recipients resulting in an estimated remaining balance of $43.7 billion available for distribution.   $250 million (9) $1 Suspension of Medicare sequestration Yes The CARES Act initially suspending the Medicare sequester (2% of all Medicare fee-for-service payments) from May 1–December 31, 2020 has since been extended to December 31, 2021.   $10 million FMAP Yes The Families First Coronavirus Response Act provides a temporary 6.2% increase in Federal Medical Assistance Percentages (“FMAP”) retroactive to January 1, 2020 with continuation through December 31, 2021. States have discretion regarding the distribution of these funds to various healthcare providers. $80 million AAMP (8) $1 The CARES Act expanded the existing program to allow acute, cancer and children’s hospitals to request accelerated and advance Medicare payment (“AAMP”) of up to 100% of their Medicare payments for a six-month period, while critical access hospitals may request up to 125%. Other Medicare providers and suppliers (including physicians) may request up to three months advance payment. Repayment will not begin for one year from when the first loan disbursement was made and will be interest-free for up to 29 months. $140 million (10) $1 Employer payroll tax delay (8) $1 Under the CARES Act, employers can defer payment of the 6.2% FICA tax on wages paid from March 27–December 31, 2020. 50% of the deferred payment is due by December 31, 2021, and the remaining 50% is due by December 31, 2022. All employers are eligible unless they have had a loan forgiven through the Paycheck Protection Program (see PPP below). $40 million PPP Potentially The Paycheck Protection Program (“PPP”) established by the CARES Act has thus far been authorized to provide a total of up to $943 billion to fund special new loans to small businesses with fewer than 500 employees that have been affected by COVID-19. Through the PPP, the Small Business Association can provide businesses a maximum loan equal to 2.5x times its average monthly payroll costs, capped at $10 million with an aggregate corporate cap of $20 million. Loan amounts spent on payroll and certain other costs for eight weeks following loan origination would be forgiven. $80 million (6) EBITDARM Coverage excludes a prorated portion of the residual rents due to Sabra from prior asset sales under our 2017 memorandum of understanding with Genesis representing 2.2% of Annualized Cash NOI. (7) The following summarizes the aggregate amounts reported as being received by or made available to our operators from funding sources provided under the CARES Act. (8) Provides additional near-term liquidity for our operators. (9) Amount includes estimated distribution to eligible senior housing operators equal to 2% of annual patient care revenue. (10) Benefit may be limited depending on reserve requirements under any working capital or other loans utilized by our operators.

8 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Senior Housing - Managed Portfolio (1) (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period and include only Stabilized Facilities owned by the Company as of the end of such period and only for the duration such facilities were owned by the Company and classified as Stabilized Facilities. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. (3) Balances related to properties in Canada are based on the exchange rate as of the end of the period presented. The exchange rate as of June 30, 2021 was $0.8067 per 1 CAD. (4) Revenues and Cash NOI balances include $0.5 million, $0.6 million and $1.2 million of Grant Income for 2Q 2021, 4Q 2020 and 3Q 2020, respectively; Cash NOI balances also include $0.4 million, $0.9 million, $1.0 million, $1.2 million and $1.7 million of COVID-19 Pandemic Expenses for 2Q 2021, 1Q 2021, 4Q 2020, 3Q 2020 and 2Q 2020, respectively. (5) Same store Senior Housing - Managed portfolio includes all facilities owned for the full period in all comparison periods. Same store REVPOR and Occupancy Percentage are presented for the three months ended at the end of the respective period for Stabilized Facilities owned for the full period in all comparison periods. In addition, revenues, Cash NOI and REVPOR have been adjusted for changes in the foreign currency exchange rate where applicable. Senior Housing - Managed Portfolio by Operator (2) Dollars in thousands, except REVPOR As of June 30, 2021 Holiday Sienna Other TotalEnlivant Property Type IL AL IL AL AL / IL Number of Properties 22 11 8 8 49 Number of Units 3,117 631 757 635 5,140 Investment (3) $ 589,466 $ 128,707 $ 138,148 $ 151,759 $ 1,008,080 Capital Expenditures: (3) Recurring $ 1,486 $ 206 $ 134 $ 37 $ 1,863 Non-recurring $ — $ — $ 208 $ 124 $ 332 Resident fees and services (4) $ 18,190 $ 7,756 $ 4,750 $ 8,422 $ 39,118 Cash NOI (4) $ 5,061 $ 1,445 $ 1,236 $ 2,475 $ 10,217 Cash NOI Margin % 27.8% 18.6% 26.0% 29.4% 26.1 % REVPOR $ 2,522 $ 5,979 $ 2,698 $ 5,856 $ 3,277 Occupancy 78.9% 68.5% 77.5% 79.1% 77.3 % Senior Housing - Managed Portfolio (2) Dollars in thousands, except REVPOR 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Number of Properties 49 48 47 47 47 Number of Units 5,140 5,024 4,924 4,924 4,922 Capital Expenditures: (3) Recurring $ 1,863 $ 1,356 $ 3,232 $ 1,440 $ 542 Non-recurring $ 332 $ 181 $ 685 $ 381 $ 70 Resident fees and services (4) $ 39,118 $ 36,231 $ 38,505 $ 39,850 $ 39,329 Cash NOI (4) $ 10,217 $ 7,143 $ 10,235 $ 11,707 $ 10,789 Cash NOI Margin % 26.1% 19.7% 26.6% 29.4% 27.4 % REVPOR - AL $ 5,925 $ 5,846 $ 6,081 $ 5,979 $ 5,900 REVPOR - IL $ 2,558 $ 2,567 $ 2,543 $ 2,557 $ 2,542 Occupancy 77.3% 77.0% 80.0% 81.6% 83.9 % Same Store Senior Housing - Managed Portfolio (5) Dollars in thousands, except REVPOR 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Number of Properties 47 47 47 47 47 Resident fees and services (4) $ 36,802 $ 35,836 $ 38,505 $ 39,850 $ 39,329 Cash NOI (4) $ 9,362 $ 6,985 $ 10,235 $ 11,707 $ 10,789 Cash NOI Margin % 25.4% 19.5% 26.6% 29.4% 27.4 % REVPOR - AL $ 6,046 $ 5,968 $ 6,081 $ 5,979 $ 5,900 REVPOR - IL $ 2,558 $ 2,567 $ 2,543 $ 2,557 $ 2,542 Occupancy 77.0% 76.9% 80.0% 81.6% 83.9%

9 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Loans and Other Investments | Development Pipeline Loans Receivable and Other Investments Dollars in thousands As of June 30, 2021 Loan Type Number of Loans Property Type Principal Balance Book Value Weighted Average Contractual Interest Rate Weighted Average Annualized Effective Interest Rate Interest Income Three Months Ended June 30, 2021 (1) Maturity Date Mortgage 1 Specialty Hospital $ 19,000 $ 19,000 10.0% 10.0% $ 480 01/31/27 Construction 1 Senior Housing 3,343 3,349 8.0% 7.8% 68 09/30/22 Other 16 Multiple 41,843 37,851 6.8% 6.9% 607 12/03/21- 08/31/28 18 64,186 60,200 7.8% 7.9% $ 1,155 Allowance for loan losses — (4,269) $ 64,186 $ 55,931 Other Investment Type Number of Investments Property Type Total Funding Commitments Total Amount Funded Book Value Rate of Return Other Income Three Months Ended June 30, 2021 (1) Preferred Equity 7 Skilled Nursing / Senior Housing $ 48,493 $ 40,874 $ 49,297 11.2% $ 1,260 (1) Includes income related to loans receivable and other investments held as of June 30, 2021. (2) Includes projects invested in or committed to as of June 30, 2021. (3) Investment amount excludes accrued and unpaid interest receivable. (4) Certificate of occupancy timing represents the period in which the certificate of occupancy has been received for a development project where construction has been completed or when the certificate of occupancy is expected to be received for a development project that is currently under construction. Proprietary Development Pipeline (2) Dollars in thousands Estimated Real Estate Value Upon Completion As of June 30, 2021 Investment Type Property Type Investment Amount (3) Weighted Average Initial Cash Lease Yield Certificate of Occupancy Timing (4)State Loan Preferred Equity Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Skilled Nursing/ Transitional Care Senior Housing Indiana — 1 — 1 $ — $ 7,601 $ — $ 38,000 7.6 % Q3 2017 Missouri — 1 — 1 — 3,391 — 73,300 6.5 % Q4 2022 Ohio — 2 — 2 — 11,318 — 67,000 7.3 % Q1 2018- Q4 2019 Texas 1 1 1 1 3,609 3,337 14,475 5,700 8.6 % Q3 2016- Q1 2020 1 5 1 5 $ 3,609 $ 25,647 $ 14,475 $ 184,000 7.2%

10 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 North American Healthcare: 7.9% Signature Healthcare: 7.9% Cadia Healthcare: 7.6% Signature Behavioral: 7.1% Managed (No Operator Credit Exposure): 8.5% Other: 51.7% Avamere Family of Companies: 9.3% RELATIONSHIP CONCENTRATION ASSET CLASS CONCENTRATION PAYOR SOURCE CONCENTRATION (2) PORTFOLIO NOI Concentrations (1) As of June 30, 2021 (1) Concentrations are calculated using Annualized Cash NOI and exclude (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. Relationship and asset class concentrations use Annualized Cash NOI for real estate investments and investments in loans receivable and other investments. Payor source concentration excludes Annualized Cash NOI from investments in loans receivable and other investments. (2) Tenant and borrower revenue presented one quarter in arrears. Holiday 4.2%Enlivant 1.4%Other 2.9% Specialty Hospital and Other: 11.6% Senior Housing - Leased: 10.6% Senior Housing - Managed: 8.5% Interest and Other Income: 2.2% Skilled Nursing/ Transitional Care: 67.1% Private Pay: 39.4% Non-Private: 60.6%

11 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Geographic Concentrations (1) Property Type As of June 30, 2021 Location Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other Total % of Total Texas 38 9 6 14 67 15.8 % California 24 1 1 4 30 7.1 Kentucky 25 1 — 2 28 6.6 Oregon 15 4 — — 19 4.5 Indiana 13 3 — 2 18 4.3 Massachusetts 18 — — — 18 4.3 Washington 15 1 1 — 17 4.0 North Carolina 13 — 2 — 15 3.5 Missouri 13 — 1 — 14 3.3 Michigan 1 9 1 — 11 2.6 Other (31 states & Canada) 108 34 37 7 186 44.0 Total 283 62 49 29 423 100.0% % of Total 66.9% 14.7% 11.6% 6.8% 100.0 % Distribution of Beds/Units As of June 30, 2021   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other Total % of Total Texas 67 4,666 577 856 366 6,465 15.5 % Kentucky 28 2,598 142 — 100 2,840 6.8 California 30 2,058 58 102 340 2,558 6.1 Massachusetts 18 2,209 — — — 2,209 5.3 Indiana 18 1,439 432 — 48 1,919 4.6 Oregon 19 1,520 377 — — 1,897 4.5 Washington 17 1,591 52 113 — 1,756 4.2 North Carolina 15 1,454 — 237 — 1,691 4.0 New York 10 1,566 — 107 — 1,673 4.0 Missouri 14 1,075 — 184 — 1,259 3.0 Other (31 states & Canada) 187 11,145 2,509 3,541 374 17,569 42.0 Total 423 31,321 4,147 5,140 1,228 41,836 100.0% % of Total 74.9% 9.9% 12.3% 2.9% 100.0% (1) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units.

12 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Geographic Concentrations Continued (1) Investment Dollars in thousands As of June 30, 2021   Property Type Location Total Number of Properties Skilled Nursing/ Transitional Care Senior Housing - Leased Senior Housing - Managed    Specialty Hospitals and Other    Total % of Total Texas 67 $ 382,039 $ 81,305 $ 182,938 $ 196,035 $ 842,317 13.9 % California 30 435,612 18,160 36,819 225,361 715,952 11.9 Oregon 19 261,316 86,860 — — 348,176 5.8 Maryland 9 329,025 3,250 — — 332,275 5.5 New York 10 297,573 — 20,045 — 317,618 5.3 Kentucky 28 230,136 23,669 — 39,687 293,492 4.9 Indiana 18 169,222 88,824 — 10,669 268,715 4.4 Washington 17 188,551 10,686 27,814 — 227,051 3.8 Arizona 8 34,532 10,348 38,329 121,757 204,966 3.4 North Carolina 15 123,462 — 68,682 — 192,144 3.2 Other (31 states & Canada) (2) 202 1,180,370 381,946 633,453 93,985 2,289,754 37.9 Total 423 $ 3,631,838 $ 705,048 $ 1,008,080 $ 687,494 $ 6,032,460 100.0% % of Total 60.2% 11.7% 16.7% 11.4% 100.0% (1) Excludes (i) three real estate properties held for sale as of the end of the current period and (ii) our unconsolidated joint venture which consists of 158 facilities and 7,056 units. (2) Investment balance in Canada is based on the exchange rate as of June 30, 2021 of $0.8067 per 1 CAD.

13 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 PORTFOLIO Lease Expirations Lease Expirations (1) Dollars in thousands Skilled Nursing/ Transitional Care Senior Housing - Leased Specialty Hospitals and Other Total Annualized RevenuesAs of June 30, 2021   % of Total 2021 (2) $ — $ 501 $ — $ 501 0.1% 2022 24,724 5,310 — 30,034 7.0% 2023 9,303 — — 9,303 2.2% 2024 21,912 2,397 — 24,309 5.6% 2025 14,798 3,202 1,308 19,308 4.5% 2026 29,026 1,317 — 30,343 7.0% 2027 41,968 — 34,191 76,159 17.7% 2028 15,044 6,746 4,037 25,827 6.0% 2029 58,840 5,881 5,700 70,421 16.3% 2030 12,711 — 3,035 15,746 3.7 % Thereafter 95,184 25,801 7,769 128,754 29.9 % Total Annualized Revenues $ 323,510 $ 51,155 $ 56,040 $ 430,705 100.0% (1) Excludes (i) Senior Housing - Managed communities and (ii) three real estate properties held for sale as of the end of the current period. Annualized Revenues are net of repositioning reserves, if applicable. (2) All 2021 lease expirations are in the fourth quarter.

14 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 INVESTMENT ACTIVITY Summary Investment Activity Dollars in thousands Location Initial Investment Date Property Type Number of Properties Beds/Units 2021 Amounts Invested (1) Rate of Return/ Initial Cash Yield Real Estate The Claiborne at West Lake (2) 03/05/21 Senior Housing - Managed 1 100 $ 26,500 7.60 % Landmark Pensacola (3) 03/15/21 Specialty Hospitals and Other 1 60 2,000 9.00 % Baxter Senior Living (4) 05/01/21 Senior Housing - Managed 1 116 32,500 7.75 % Signature Healthcare of Elizabethtown (5) 05/27/21 Skilled Nursing/ Transitional Care 1 124 1,363 8.50 % Additions to Real Estate (6) Various Multiple N/A N/A 9,730 8.49 % Total Real Estate Investments 72,093 7.84 % Preferred Equity Shelbourne - Chesterfield (7) 06/21/21 Senior Housing 1 150 3,382 10.00 % All Investments through June 30, 2021 $ 75,475 7.94% (1) Excludes capitalized acquisition costs and origination fees. (2) Transaction includes a potential earnout of up to $5.5 million if certain performance metrics are achieved after one year. Yield assumes maximum earnout payment and estimated post-earnout trailing 3-month Cash NOI. (3) Bed count reflects expected capacity at the completion of a $3.2 million construction project currently in progress. (4) Transaction includes a potential earnout if certain performance metrics are achieved after 18 months. Yield assumes estimated earnout payment and estimated post-earnout trailing 3-month Cash NOI. (5) Bed count reflects expected capacity at the completion of a $19.6 million construction project currently in progress. (6) Excludes capital expenditures for the Senior Housing - Managed portfolio and recurring capital expenditures for the Triple-Net portfolio. (7) Unit count reflects expected capacity at the completion of development. Sabra has the option to purchase the development at fair market value upon achievement of specified milestones.

15 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 SIGNATURE HEALTHCARE OF ELIZABETHTOWN Investment Date Beds (1) May 27, 2021 124 Investment Amount Property Type $21.0 million ($1.4 million as of June 30, 2021) Skilled Nursing/Transitional Care Investment Type Annualized GAAP Income (1) Real Estate $1.9 million Number of Properties Initial Cash Yield 1 8.50% Location Kentucky INVESTMENT ACTIVITY Recent (1) Reflects amounts expected at the completion of a $19.6 million construction project currently in progress and estimated to be completed in mid 2022.

16 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 SHELBOURNE - CHESTERFIELD (1) Investment Date Units (1) June 21, 2021 150 Commitment Amount Property Type $11.0 million ($3.4 million funded as of June 30, 2021) Senior Housing Investment Type Annualized GAAP Income (2) Preferred Equity $1.1 million Number of Properties Rate of Return 1 10.00% Location Missouri INVESTMENT ACTIVITY Recent (1) Unit count reflects expected capacity at the completion of development. Upon the completion of development and the achievement of certain milestones, Sabra has the option to purchase the facility at fair market value. (2) Represents expected income once the remaining $7.6 million commitment is fully funded.

17 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 CAPITALIZATION Overview Debt Dollars in thousands As of June 30, 2021 Consolidated Debt Secured debt $ 79,200 Revolving credit facility — Term loans 945,837 Senior unsecured notes 1,250,000 Total 2,275,037 Deferred financing costs and premiums/discounts, net (8,726) Total, net $ 2,266,311 Revolving Credit Facility Dollars in thousands As of June 30, 2021 Credit facility availability $ 1,000,000 Credit facility capacity 1,000,000 Enterprise Value Dollars in thousands, except per share amounts As of June 30, 2021 Shares Outstanding   Price   Value Common stock 220,824,104 $ 18.20 $ 4,018,999 Consolidated Debt 2,275,037 Cash and cash equivalents (69,347) Consolidated Enterprise Value $ 6,224,689 Common Stock and Equivalents Weighted Average Common Shares Three Months Ended June 30, 2021 Six Months Ended June 30, 2021 EPS FFO and Normalized FFO AFFO and Normalized AFFO EPS FFO and Normalized FFO AFFO and Normalized AFFO Common stock 216,250,332 216,250,332 216,250,332 213,856,454 213,856,454 213,856,454 Common equivalents 13,875 13,875 13,875 13,875 13,875 13,875 Basic common and common equivalents 216,264,207 216,264,207 216,264,207 213,870,329 213,870,329 213,870,329 Dilutive securities: Restricted stock units — 1,143,670 1,627,697 — 1,100,333 1,635,424 Forward equity sale agreements — 54,827 54,827 — 44,564 44,564 Diluted common and common equivalents 216,264,207 217,462,704 217,946,731 213,870,329 215,015,226 215,550,317 At-The-Market Common Stock Offering Program Dollars in thousands, except per share amounts Three Months Ended June 30, 2021 Shares issued 4,893,055 Net proceeds $ 84,994 Weighted average price per share $ 17.76 Availability as of June 30, 2021 $ 75,787

18 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 CAPITALIZATION Indebtedness Fixed | Variable Rate Debt Dollars in thousands Weighted Average Interest Rate (1)As of June 30, 2021 Principal     % of Total Fixed Rate Debt   Secured debt $ 79,200     3.40%   3.5 % Unsecured senior notes 1,250,000     4.76%   54.9 % Total fixed rate debt 1,329,200     4.68%   58.4 % Variable Rate Debt   Term loans (2) 945,837 2.59% 41.6 % Consolidated Debt $ 2,275,037     3.81%   100.0 % Secured | Unsecured Debt Dollars in thousands Weighted Average Interest Rate (1)As of June 30, 2021 Principal     % of Total Secured Debt   Secured debt $ 79,200     3.40%   3.5 % Unsecured Debt Unsecured senior notes 1,250,000     4.76%   54.9 % Term loans 945,837 2.59% 41.6 % Total unsecured debt 2,195,837     3.83%   96.5 % Consolidated Debt $ 2,275,037     3.81%   100.0% (1) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements. (2) Term loans include $845.0 million subject to swap agreements that fix LIBOR at a weighted average rate of 1.37%, and $100.8 million (CAD $125.0 million) subject to swap agreements that fix CDOR at 1.10%.

19 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 CAPITALIZATION Debt Maturity Debt Maturity Schedule Dollars in thousands Secured Debt Unsecured Senior Notes   Term Loans    Revolving Credit Facility (1) Consolidated Debt As of June 30, 2021 Principal Rate (2) Principal Rate (2)   Principal Rate (2)    Principal Rate (2) Principal Rate (2) 07/01/21 - 12/31/21 $ 17,420   3.05%   $ —   —     $ —   —     $ — — $ 17,420   3.05% 2022 2,412   2.88%   —   —     —   — %     — — 2,412   2.88% 2023 2,478   2.89%   —   —     345,000   1.35%     — 1.20% 347,478   1.36% 2024 2,545   2.90%   300,000   4.80%     600,837   1.40%     — — 903,382   2.54% 2025 2,615   2.91%   —   — —   —     — — 2,615   2.91% 2026 2,687   2.92%   500,000   5.13%     —   —     — — 502,687   5.11% 2027 2,761   2.93%   100,000 5.88% —   —     — — 102,761   5.80% 2028 2,837   2.94%   —   —     —   —     — — 2,837   2.94% 2029 2,914   2.96%   350,000   3.90%     —   —     — — 352,914   3.89% 2030 2,994   2.98% — — — — — — 2,994 2.98 % Thereafter 37,537   3.27%   —   —     —   —     — — 37,537   3.27 % Total 79,200   1,250,000 945,837     — 2,275,037 Premium, net — 5,834 — — 5,834 Deferred financing costs, net (1,106) (7,309) (6,145) — (14,560) Total, net $ 78,094 $ 1,248,525 $ 939,692     $ — $ 2,266,311 Wtd. avg. maturity/years 17.7   5.5 2.8     2.2 4.8 Wtd. avg. interest rate (3) 3.40%   4.76% 2.59%    1.20% 3.81% (1) Revolving Credit Facility is subject to two six-month extension options. (2) Represents actual contractual interest rates excluding private mortgage insurance and impact of interest rate derivative agreements. (3) Weighted average interest rate includes private mortgage insurance and impact of interest rate derivative agreements.

20 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 Key Credit Metrics (1) December 31, 2020 June 30, 2021 Net Debt to Adjusted EBITDA (2)(3) 4.88x 4.75x Interest Coverage (2) 5.32x 5.20x Fixed Charge Coverage Ratio (2) 5.14x 5.03x Total Debt/Asset Value 35% 33 % Secured Debt/Asset Value 1% 1 % Unencumbered Assets/Unsecured Debt 282% 300 % Cost of Permanent Consolidated Debt (4) 3.65% 3.81 % Unsecured Notes Ratings S&P (Stable outlook) BBB- Fitch (Stable outlook) BBB- Moody's (Negative outlook) Ba1 CAPITALIZATION Credit Metrics and Ratings (1) Key credit statistics (except Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Based on the trailing twelve month period ended as of the date indicated. (3) Net Debt to Adjusted EBITDA is calculated based on Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. See “Reconciliations of Non-GAAP Financial Measures” on our website at http:// www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. (4) Excludes revolving credit facility balance that had an interest rate of 1.20% and 1.24% as of June 30, 2021 and December 31, 2020, respectively.

21 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION 2021 Outlook 2021 Guidance   Diluted per share data Net loss $ (0.15) — $ (0.13) FFO $ 1.53 — $ 1.55 Normalized FFO $ 1.56 — $ 1.58 AFFO $ 1.51 — $ 1.53 Normalized AFFO $ 1.53 — $ 1.55 Dividend per share $1.20 Senior Housing - Managed Portfolio Average Quarterly Occupancy (2H 2021) (1) • 76.8% - 78.9% Investments and Dispositions (2H 2021) • Investments of $111.0 million with a weighted average initial cash yield of 8.2%. • Dispositions and loan repayments of $95.6 million, with associated annualized Cash NOI of $6.4 million. • Capital expenditures in our Senior Housing - Managed portfolio of $11.7 million. (1) Unconsolidated Joint Venture (2H 2021) • Expect investment to be held through the end of 2021. • FFO and NFFO contribution: $4.4 million - $5.4 million • AFFO and NAFFO contribution: $3.3 million - $4.5 million Other Assumptions (FY 2021) • Non-cash rental income: $18.6 million • Interest and other income: $12.2 million • Recurring, cash general and administrative expense: $26.8 million • Stock-based compensation expense: $9.2 million • Cash interest expense: $89.8 million • Non-cash interest expense: $7.2 million • Lower cash basis tenant rents of between $4.6 million and $6.8 million • The estimated amounts above do not include any anticipated funds from the Provider Relief Fund for our Senior Housing - Managed communities. (1) (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units.

22 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of (Loss) Income Dollars in thousands, except per share data Three Months Ended June 30, Six Months Ended June 30,   2021 2020 2021 2020 Revenues: Rental and related revenues $ 110,783 $ 112,727 $ 224,166 $ 219,239 Interest and other income 3,031 2,606 5,972 5,457 Resident fees and services 39,118 38,584 75,159 78,567       Total revenues 152,932 153,917 305,297 303,263     Expenses: Depreciation and amortization 44,491 44,202 88,866 88,370 Interest 24,270 25,292 48,713 50,996 Triple-net portfolio operating expenses 5,000 5,331 10,135 10,232 Senior housing - managed portfolio operating expenses 28,901 27,970 57,846 55,231 General and administrative 8,811 8,673 17,749 17,434 (Recovery of) provision for loan losses and other reserves (109) 129 1,916 796       Total expenses 111,364 111,597 225,225 223,059     Other income (expense): Loss on extinguishment of debt (54) (392) (847) (392) Other (expense) income (24) (66) 109 2,193 Net (loss) gain on sales of real estate (3,752) 330 (2,439) 113 Total other (expense) income (3,830) (128) (3,177) 1,914 Income before loss from unconsolidated joint venture and income tax expense 37,738 42,192 76,895 82,118 Loss from unconsolidated joint venture (169,789) (12,136) (174,799) (15,803) Income tax expense (522) (433) (1,222) (1,475) Net (loss) income $ (132,573) $ 29,623 (99,126) 64,840     Net (loss) income, per: Basic common share $ (0.61) $ 0.14 $ (0.46) $ 0.32         Diluted common share $ (0.61) $ 0.14 $ (0.46) $ 0.31         Weighted-average number of common shares outstanding, basic 216,264,207 205,593,653 213,870,329 205,493,829   Weighted-average number of common shares outstanding, diluted 216,264,207 206,219,162 213,870,329 206,194,282

23 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Balance Sheets Dollars in thousands, except per share data June 30, 2021 December 31, 2020   (unaudited)   Assets Real estate investments, net of accumulated depreciation of $763,830 and $681,657 as of June 30, 2021 and December 31, 2020, respectively $ 5,269,447 $ 5,285,038 Loans receivable and other investments, net 105,228 102,839 Investment in unconsolidated joint venture 113,962 288,761 Cash and cash equivalents 69,347 59,076 Restricted cash 4,588 6,447 Lease intangible assets, net 79,654 82,796 Accounts receivable, prepaid expenses and other assets, net 179,915 160,646 Total assets $ 5,822,141 $ 5,985,603 Liabilities Secured debt, net $ 78,094 $ 79,065 Term loans, net 939,692 1,044,916 Senior unsecured notes, net 1,248,525 1,248,393 Accounts payable and accrued liabilities 119,419 146,276 Lease intangible liabilities, net 53,348 57,725 Total liabilities 2,439,078 2,576,375 Equity Preferred stock, $0.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2021 and December 31, 2020 — — Common stock, $0.01 par value; 500,000,000 shares authorized, 220,824,104 and 210,560,815 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively 2,208 2,106 Additional paid-in capital 4,341,533 4,163,228 Cumulative distributions in excess of net income (944,504) (716,195) Accumulated other comprehensive loss (16,174) (39,911) Total equity 3,383,063 3,409,228 Total liabilities and equity $ 5,822,141 $ 5,985,603

24 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION Condensed Consolidated Financial Statements Condensed Consolidated Statements of Cash Flows Dollars in thousands Six Months Ended June 30, 2021 2020 Cash flows from operating activities: Net (loss) income $ (99,126) $ 64,840 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization 88,866 88,370 Non-cash rental and related revenues (10,627) (6,567) Non-cash interest income (914) (1,135) Non-cash interest expense 3,645 4,458 Stock-based compensation expense 4,559 4,735 Loss on extinguishment of debt 847 392 Provision for loan losses and other reserves 1,916 796 Net loss (gain) on sales of real estate 2,439 (113) Other-than-temporary impairment of unconsolidated joint venture 164,126 — Loss from unconsolidated joint venture 10,673 15,803 Distributions of earnings from unconsolidated joint venture — 7,083 Changes in operating assets and liabilities: Accounts receivable, prepaid expenses and other assets, net (2,361) (1,377) Accounts payable and accrued liabilities (11,777) (8,680) Net cash provided by operating activities 152,266 168,605 Cash flows from investing activities: Acquisition of real estate (62,107) (92,945) Origination and fundings of loans receivable — (1,651) Origination and fundings of preferred equity investments (3,394) — Additions to real estate (21,736) (19,867) Repayments of loans receivable 1,135 1,610 Repayments of preferred equity investments 513 3,064 Net proceeds from the sales of real estate 8,381 9,516 Distributions in excess of earnings from unconsolidated joint venture — 1,305 Net cash used in investing activities (77,208) (98,968) Cash flows from financing activities: Net borrowings from revolving credit facility — 73,000 Principal payments on term loans (110,000) — Principal payments on secured debt (1,446) (1,669) Payments of deferred financing costs (7) (722) Issuance of common stock, net 172,698 1,860 Dividends paid on common stock (128,050) (154,068) Net cash used in financing activities (66,805) (81,599) Net increase (decrease) in cash, cash equivalents and restricted cash 8,253 (11,962) Effect of foreign currency translation on cash, cash equivalents and restricted cash 159 (376) Cash, cash equivalents and restricted cash, beginning of period 65,523 49,143 Cash, cash equivalents and restricted cash, end of period $ 73,935 $ 36,805 Supplemental disclosure of cash flow information: Interest paid $ 45,658 $ 47,667 Supplemental disclosure of non-cash investing activities: Decrease in loans receivable and other investments due to acquisition of real estate $ — $ 20,731 Secured debt assumed by buyer in connection with sale of real estate $ — $ 14,219

25 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION FFO, Normalized FFO, AFFO and Normalized AFFO (1) FFO and AFFO for the six months ended June 30, 2021 and 2020 include $0.2 million and $2.1 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries. FFO, Normalized FFO, AFFO and Normalized AFFO Dollars in thousands Three Months Ended June 30, Six Months Ended June 30,   2021 2020 2021 2020 Net (loss) income $ (132,573) $ 29,623 $ (99,126) $ 64,840 Add: Depreciation and amortization of real estate assets 44,491 44,202 88,866 88,370 Depreciation and amortization of real estate assets related to unconsolidated joint venture 5,879 5,549 11,723 11,134 Net loss (gain) on sales of real estate 3,752 (330) 2,439 (113) Net (gain) loss on sales of real estate related to unconsolidated joint venture (18) 9,079 15 10,808 Other-than-temporary impairment of unconsolidated joint venture 164,126 — 164,126 — FFO $ 85,657 $ 88,123 $ 168,043 $ 175,039 Write-offs of straight-line rental income receivable and lease intangibles — 401 — 6,222 Loss on extinguishment of debt 54 392 847 392 (Recovery of) provision for doubtful accounts and loan losses, net (109) 129 1,916 796 Support payment paid to joint venture manager 2,450 — 2,450 — Other normalizing items (1) 316 330 704 (1,783) Normalized FFO $ 88,368 $ 89,375 $ 173,960 $ 180,666 FFO $ 85,657 $ 88,123 $ 168,043 $ 175,039 Stock-based compensation expense 2,271 2,375 4,559 4,735 Non-cash rental and related revenues (4,914) (6,202) (10,627) (6,567) Non-cash interest income (502) (574) (914) (1,135) Non-cash interest expense 1,749 2,225 3,645 4,458 Non-cash portion of loss on extinguishment of debt 54 392 847 392 (Recovery of) provision for loan losses and other reserves (109) 129 1,916 796 Other non-cash adjustments related to unconsolidated joint venture (618) 404 (1,214) 943 Other non-cash adjustments 361 402 533 455 AFFO $ 83,949 $ 87,274 $ 166,788 $ 179,116 Support payment paid to joint venture manager 2,450 — 2,450 — Other normalizing items (1) 237 309 558 (1,826) Normalized AFFO $ 86,636 $ 87,583 $ 169,796 $ 177,290 Amounts per diluted common share: Net (loss) income $ (0.61) $ 0.14 $ (0.46) $ 0.31 FFO $ 0.39 $ 0.43 $ 0.78 $ 0.85 Normalized FFO $ 0.41 $ 0.43 $ 0.81 $ 0.88 AFFO $ 0.39 $ 0.42 $ 0.77 $ 0.87 Normalized AFFO $ 0.40 $ 0.42 $ 0.79 $ 0.86 Weighted average number of common shares outstanding, diluted: Net (loss) income 216,264,207 206,219,162 213,870,329 206,194,282 FFO and Normalized FFO 217,462,704 206,219,162 215,015,226 206,194,282 AFFO and Normalized AFFO 217,946,731 207,003,252 215,550,317 206,933,563

26 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 FINANCIAL INFORMATION Components of Net Asset Value (NAV) (1) (1) Excludes our unconsolidated joint venture which consists of 158 facilities and 7,056 units and our 49% share of the unconsolidated joint venture's debt which was $376.1 million as of June 30, 2021. (2) Amounts represent principal amounts due and exclude deferred financing costs, net and premiums/discounts, net. (3) Includes balances that impact cash or NOI and excludes non-cash items. Annualized Cash NOI Dollars in thousands Skilled Nursing/Transitional Care $ 323,512 Senior Housing - Leased 51,153 Senior Housing - Managed 40,805 Specialty Hospitals and Other 56,040 Annualized Cash NOI (excluding loans receivable and other investments) $ 471,510 Obligations Dollars in thousands Secured debt (2) $ 79,200 Unsecured senior notes (2) 1,250,000 Term loans (2) 945,837 Consolidated Debt 2,275,037 Add (less): Cash and cash equivalents and restricted cash (73,935) Accounts payable and accrued liabilities (3) 86,302 Net obligations $ 2,287,404 Other Assets Dollars in thousands Loans receivable and other investments, net $ 105,228 Investment in unconsolidated joint venture 113,962 Accounts receivable, prepaid expenses and other assets, net (3) 47,928 Total other assets $ 267,118 Common Shares Outstanding Total shares 220,824,104 We disclose components of our business relevant to calculate NAV. We consider NAV to be a useful supplemental measure that assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. The components of NAV do not consider potential changes in our investment portfolio. The components include non-GAAP financial measures, such as Cash NOI. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP financial measures as supplemental information to evaluate our business.

27 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 APPENDIX Disclaimer Disclaimer This supplement contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations (including our 2021 guidance), cash flows, liquidity, business strategy, growth opportunities, potential investments, and plans and objectives for future operations. Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: the ongoing COVID-19 pandemic, including the risk of additional surges of COVID-19 infections due to the rate of public acceptance and efficacy of COVID-19 vaccines or to new and more contagious and/or vaccine resistant variants, and measures intended to prevent its spread, and the related impact on our tenants, operators and Senior Housing - Managed communities; our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs, on January 1, 2019; operational risks with respect to our Senior Housing - Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark beginning after 2021; our ability to raise capital through equity and debt financings; risks associated with our investment in the Enlivant Joint Venture; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities.  Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so. Note Regarding Non-GAAP Financial Measures This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: net operating income (“NOI”), Cash NOI, funds from operations (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. An explanation of these non-GAAP financial measures is included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included on the Investors section of our website at http://www.sabrahealth.com/investors/ financials/reports-presentations/non-gaap. Tenant and Borrower Information This supplement includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this supplement has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Sabra Information The information in this supplemental information package should be read in conjunction with the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein. On Sabra’s website, www.sabrahealth.com, you can access, free of charge, Sabra's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through its website, www.sec.gov. For more information, contact Investor Relations at (888) 393-8248 or investorrelations@sabrahealth.com.

28 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 APPENDIX Reporting Definitions Adjusted EBITDA* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”)* The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding COVID-19 Pandemic Expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. Annualized Revenues  The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or Grant Income and are net of repositioning reserves, if applicable. Cash Net Operating Income (“Cash NOI”)*    The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income. Cash NOI Margin Cash NOI Margin is calculated as Cash NOI divided by resident fees and services. Consolidated Debt  The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements. Consolidated Debt, Net The carrying amount of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness, as reported in the Company’s consolidated financial statements. Consolidated Enterprise Value The Company believes Consolidated Enterprise Value is an important measurement as it is a measure of a company’s value. The Company calculates Consolidated Enterprise Value as market equity capitalization plus Consolidated Debt. Market equity capitalization is calculated as (i) the number of shares of common stock multiplied by the closing price of the Company’s common stock on the last day of the period presented plus (ii) the number of shares of preferred stock multiplied by the closing price of the Company’s preferred stock on the last day of the period presented. Consolidated Enterprise Value includes the Company’s market equity capitalization and Consolidated Debt, less cash and cash equivalents. COVID-19 Pandemic Expenses COVID-19 Pandemic Expenses consist primarily of (i) personal protective equipment (“PPE”) costs, (ii) incremental labor costs (including bonuses, hero pay and additional labor needed to implement new health and safety protocols) and (iii) incremental supply costs required to implement new health and safety protocols (e.g., disposable food containers and stronger disinfectants), in each case incurred by communities in our Senior Housing - Managed portfolio specifically as a result of the COVID-19 pandemic. EBITDARM  Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage  Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful.

29 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 APPENDIX Reporting Definitions Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”)*  The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non- cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does. Grant Income Grant income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents. Investment Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization and excludes net intangible assets and liabilities. Market Capitalization Total common shares of Sabra outstanding multiplied by the closing price per common share as of a given period. Net Debt* The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements. Net Operating Income (“NOI”)*   The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.

30 SABRA 2Q 2021 SUPPLEMENTAL INFORMATION June 30, 2021 APPENDIX Reporting Definitions Normalized FFO and Normalized AFFO* Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does. Occupancy Percentage Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. REVPOR REVPOR represents the average revenues generated per occupied unit per month at Senior Housing - Managed communities for the period indicated. It is calculated as resident fees and services revenues, excluding Grant Income, divided by average monthly occupied unit days. REVPOR includes only Stabilized Facilities. Senior Housing  Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix  Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. *Non-GAAP Financial Measures Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this supplement can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap.